UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-A

            FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 129B) OR (g) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                         EMAIL REAL ESTATE.COM, INC.

Colorado                                               84-1588441
(State of incorporation or organization)     (I.R.S. Employer I.D. No.)

 21 Wilcox Street #C, Castle Rock, CO                      80104
 (Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                      Name of each exchange on which
to be so registered                      each class is to be registered

None                                     None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.
                                                       ----
If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.
                                                       ----
Securities Act registration statement file number to which this form relates: 333-61004

Securities to be registered pursuant to Section 12(g) of the Act:
  Common Stock, $.001 par value

Item 1.   Description of Registrant's Securities to be Registered.

Incorporated by reference to Form SB-2 filed May 16, 2001

Item 2.

(3)  Articles of Incorporation dated February 5, 2001
    incorporated by reference to Form SB-2
(3.1)Bylaws incorporated by reference to Form SB-2
(4) Specimen certificate for common stock incorporated by reference to Amendment 3 to Form SB-2





                           SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Email Real Estate.com
May 27, 2004
By:   /s/Dan O'Meara
    ---------------------------------

Dan O'Meara, President